Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 111,971.48
Total Transaction Valuation	810,800,000.00
Total Offset Amount	0.00
Net Fee	$ 111,971.48